Coastal Savings Bank

                   Operational Enhancement Solution Agreement

                                PCTeller/Platform
                                   TeleBanker
                             Signature Verification
                        Terminal Emulator (site license)
                                     PCXFER
                                   Loan Wizard
                                   PC Extract

Association Name ("Customer")                            Customer Number

      COASTAL SAVINGS BANK                               13

Street Address                                     Date Signed

      36 THOMAS DRIVE

City                                               State             Zip Code

      WESTBROOK                                     ME                04092

Upon the terms and subject to the conditions hereof, and in reliance upon the representations, and agreements of Customer contained herein, Data Dimensions, Inc. (DDI) and the customer, whose name appears above ("Customer") agree that all equipment, programs and services to be provided by DDI to Customer hereunder shall be furnished only under the terms and conditions of this Agreement. The terms of this Agreement shall control notwithstanding any contrary provision of any purchase order utilized by Customer to effect the furnishing of any equipment, programs or services.

                               STANDARD AGREEMENT

                               PC Teller/Platform

- ------------------------------- ---------------------------- ---------------------------- ----------------------------
     Program & Equipment              Purchase Price         Training & Installation Fee      Annual License Fee
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
34 PC Teller/Platform HW                        $ 48,522.00  See Add #2
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
50 PC Teller SW                                 $ 12,500.00                                                $ 9,375.00
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
15 Platform JetForm                             $ 22,500.00  See Add. #1
                                                                                          $3,375.00
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
TOTALS                                           $83,522.00                                                $12,750.00
- ------------------------------- ---------------------------- ---------------------------- ----------------------------


                                TERMS OF PAYMENT

A. The purchase price(s), license fee, training, and installation fee(s) for the program(s) and equipment listed above shall be paid as follows:

      $8 ,352.00         Upon  execution of this  Agreement  by Customer.  (This
represents 10% of the Total Purchase Price)

      $ Balance (all remaining fees and costs associated with this Agreement) due and payable in accordance with the terms of invoice.

B. The total Annual License Fee shall be due and payable upon initiation of installation of the Program. Thereafter, charges will be invoiced annually, in advance. All invoices shall be due and payable in accordance with their terms.

                               PC Teller/Platform
                                   Addendum I


This addendum #1 is attached to and forms a part of the PC Teller/Platform Agreement between DDI and COASTAL SAVINGS BANK, WESTBROOK, ME

                            Installation and Training


The assigned dates for installation and training will be mutually agreed upon and scheduled after the execution and acceptance of the agreement.

Cable requirements will be established at time of contract .

The per diem rate established for installation and training will be $750.00 per day plus expense per person.

Work station setup:   Included in PC price

         Format Disk
         Load Software
         Install Data Com Board
         Exercise External Ports
         Connect and Test Printers
         Conduct a 24 Hour Burn-in Communications Test
         Repackage for Shipment


Teller/platform authoring:

         Teller                            Modify   and/or   establish   special
                                           screens.     Adjust    for    special
                                           printing, etc.

         Platform Set up all forms associated with new accounts and the platform operation.

         Authoring at DDI office           $750 per day

         Authoring at customer site        $750 per day plus expenses per person

         JETFORM Integration               $1,000.
                   Interface Fee

                               PC Teller/Platform
                                   Addendum 2


This addendum is attached to and forms a part of the PC Teller/Platform Agreement between Data Dimensions, Inc., and Coastal Savings Bank, Westbrook, ME.

The data processing equipment and features which are included in this equipment referred to in Part 1, Paragraph 1(A) of the agreement are as follows:

- ---------------------- ------------------------------------ --------------------------------------------------------
      Quantity         Style #                              Description
- ---------------------- ------------------------------------ --------------------------------------------------------
         34            CWV 410022-530                       Teller Workstation LAN
- ---------------------- ------------------------------------ --------------------------------------------------------
                       CWV 10021-350                        Teller Workstation NON LAN
- ---------------------- ------------------------------------ --------------------------------------------------------
                       CWV 10021-350                        Teller Workstation LAN
- ---------------------- ------------------------------------ --------------------------------------------------------
         34            CEE 40001-AC1                        Accessory Kit CWV
- ---------------------- ------------------------------------ --------------------------------------------------------
         21            SVG 250 COL                          SVG Color Monitor
- ---------------------- ------------------------------------ --------------------------------------------------------
                       EVG 300 COL                          EVG Color Monitor
- ---------------------- ------------------------------------ --------------------------------------------------------
                       EF 4600                              Passbook Printer
- ---------------------- ------------------------------------ --------------------------------------------------------
                       EF 4565                              Passbook Printer
- ---------------------- ------------------------------------ --------------------------------------------------------
                       TDI06                                TDI/RS232 Converter
- ---------------------- ------------------------------------ --------------------------------------------------------
                       VERSA-CON                            TDI RS232 Board
- ---------------------- ------------------------------------ --------------------------------------------------------
                       High Speed VERSA-CON                 High Speed TDI RS232 Board
- ---------------------- ------------------------------------ --------------------------------------------------------
                       MS4 / MS6                            Modem Splitter
- ---------------------- ------------------------------------ --------------------------------------------------------
                       C24-M                                Modem Splitter - 3 port
- ---------------------- ------------------------------------ --------------------------------------------------------
         50            PLUS                                 Teller Software
- ---------------------- ------------------------------------ --------------------------------------------------------
         15            PLUS                                 Platform Software JETFORM
- ---------------------- ------------------------------------ --------------------------------------------------------
                       PLUS                                 Teller & Platform Software
- ---------------------- ------------------------------------ --------------------------------------------------------
         34            MPM2-4M                              MEM 4MB Expansion
- ---------------------- ------------------------------------ --------------------------------------------------------
                       C6600 LT                             ASYNC/SYNC to TDI/RS232 convert
- --------------------------------------------------------------------------------------------------------------------
Authorization:
- ---------------------- ---------------------------------------------------------------------------------------------
Shipping               Same as on face of contract
Address:
- ---------------------- ---------------------------------------------------------------------------------------------


                                       4



- -------------------------------------------------------------------------------------------------------------------
Data Dimensions,  Inc.     O.E.S. Agreement
- -------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------
                          Teller / Platform Workstation
- ----------------------------------------------------------------- --------------- --------------- ------------------
Description                                                       Price           Quantity        Extension
- ----------------------------------------------------------------- --------------- --------------- ------------------
                               PW
- ----------------------------------------------------------------- --------------- --------------- ------------------
CWV 410022-530 Workstation LAN                                         $1,551.00        21               $32,571.00
PW 486 100 MHZ, 530 mb with US Keyboard, MS-DOS, Windows, Color
Monitor, 8 MB Memory
- ----------------------------------------------------------------- --------------- --------------- ------------------
CWV 410022-530 Workstation LAN                                         $1,227.00        13               $15,951.00
PW 486 100 MHZ, 530 mb with US Keyboard, MS-DOS, Windows, 8 MB
Memory
- ----------------------------------------------------------------- --------------- --------------- ------------------
                                                                                  Subtotal               $48,522.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
                         Miscellaneous
- ----------------------------------------------------------------- --------------- --------------- ------------------
VERSA CON BOARD                                                          $150.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
HIGH SPEED VERSA CON BOARD                                               $230.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
MEM 4 MB EXPANSIONS                                                      $213.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
PW2 SUPPLY KIT (recommend 1/10 workstations)                             $100.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
C6600 LT                                                                 $900.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
SBC 68 3 Terminal Modem Splitter                                          $65.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
C24-M Modem Splitter                                                      $45.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
                                                                                  Subtotal
- ----------------------------------------------------------------- --------------- --------------- ------------------
                                                                                  TOTAL                  $48,522.00
                                                                                  HARDWARE
- ----------------------------------------------------------------- --------------- --------------- ------------------
                            SOFTWARE
- ----------------------------------------------------------------- --------------- --------------- ------------------
DDI SOFTWARE TELLER *                                                    $250.00        50               $12,500.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
DDI SOFTWARE PLATFORM *                                                $1,500.00        15               $22,500.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
DDI SOFTWARE TELLER/PLATFORM                                           $1,750.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
UP-CHARGE NON DDI EQUIPMENT                                              $250.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
PCXFER                                                                   $900.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
TERMINAL EMULATOR                                                        $250.00
- ----------------------------------------------------------------- --------------- --------------- ------------------
                                                                                  TOTAL                  $35,000.00
                                                                                  SOFTWARE
- ----------------------------------------------------------------- --------------- --------------- ------------------
                                                                                  GRAND                  $83,522.00
                                                                                  TOTAL
- ----------------------------------------------------------------- --------------- --------------- ------------------
Authoring for  Teller/Platform  will be per diem plus expenses.  *If hardware is not purchased  from DDI the software  cost is $500.00 more per machine,  it will also be  necessary  that the user  provide  DDI with a complete  unit to test in order to validate compatibility of the machine to the UNISYS PW Series.
- ----------------------------------------------------------------- --------------- --------------- ------------------

                                       5


- ----------------------------------------------------------------- --------------- --------------- ------------------
Coastal Savings Bank
Quote Valid Through: 02/13/96
- ----------------------------------------------------------------- --------------- --------------- ------------------
                               STANDARD AGREEMENT

                                 DDI TeleBanker




- ------------------------------- ---------------------------- ---------------------------- ----------------------------
     Program & Equipment              Purchase Price         Training & Installation Fee      Annual License Fee
                                                                    (if required)           (15% of purchase price)
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
1 TELEBANKER                                     $15,000.00    $750.00/day + expenses                       $2,250.00
Hardware & Software
(FOR 1 LINE)
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
1 ADDITIONAL LINE                                 $8,400.00                                                 $1,260.00
- ------------------------------- ---------------------------- ---------------------------- ----------------------------

- ------------------------------- ---------------------------- ---------------------------- ----------------------------
TOTALS                                           $23,400.00                                                 $3,510.00
- ------------------------------- ---------------------------- ---------------------------- ----------------------------



                                TERMS OF PAYMENT

A. The purchase price(s), license fee, training, and installation fee(s) for the program(s) and equipment listed above shall be paid as follows:

      $ 2,340.00            Upon execution of this Agreement by Customer.  (This
represents 10% of the Total Purchase Price)

                            Balance (all remaining fees and costs associated with this Agreement) due and payable in accordance with the terms of invoice.

B. The total Annual License Fee shall be due and payable upon initiation of installation of the Program. Thereafter, charges will be invoiced annually, in advance. All invoices shall be due and payable in accordance with their terms.

                               STANDARD AGREEMENT

                          Signature Verification System



- ------------------------------- ---------------------------- -------------------------- ----------------------------
     Program & Equipment              Purchase Price          Training & Installation       Annual License Fee
                                                                        Fee
- ------------------------------- ---------------------------- -------------------------- ----------------------------
01 PC Scanning                                    $9,000.00  See Add #2
Station              HW/SW*                                                             $1,350.00
- ------------------------------- ---------------------------- -------------------------- ----------------------------
01 Mainframe Scanning SW                          $6,000.00                                                 $900.00
- ------------------------------- ---------------------------- -------------------------- ----------------------------

- ------------------------------- ---------------------------- -------------------------- ----------------------------
TOTALS                                           $15,000.00                                               $2,250.00
- ------------------------------- ---------------------------- -------------------------- ----------------------------

*Option to rent additional scanning station(s) at a rate of $500.00 per station per month.

                                TERMS OF PAYMENT

A. The purchase price(s), license fee, training, and installation fee(s) for the program(s) and equipment listed above shall be paid as follows:

      $1,500.00             Upon execution of this Agreement by Customer.  (This
represents 10% of the Total Purchase Price)

                            Balance (all remaining fees and costs associated with this Agreement) due and payable in accordance with the terms of invoice.

B. The total Annual License Fee shall be due and payable upon initiation of installation of the Program. Thereafter, charges will be invoiced annually, in advance. All invoices shall be due and payable in accordance with their terms.

                             Signature Verification
                                   Addendum #1


This Addendum #1 attached to and forms a part of the Signature Verification Agreement Data Dimensions, Inc. and Coastal Savings Bank, Westbrook, ME for the Data Processing Equipment and features which are included in the equipment referred to in Part I, Paragraph 1(A) of the Agreement as follows:

QUANTITY     DESCRIPTION
- --------------------------------------------------------------------------------

   1                Signature Verification Mainframe Software

   1                *Scanning Station:
                    PW with:
                    Super VGA Color Monitor
                    Keyboard Accessory Kit and Scanner

   * Additional scanning station(s) optional for rent on a monthly basis









SHIPPING ADDRESS:   Same as on face of contract

                   SIGNATURE VERIFICATION PRICING INFORMATION


- ------------------------------------------------------------ ------------------------- -----------------------------
Mainframe Asset Size                                                  Price                       Total
- ------------------------------------------------------------ ------------------------- -----------------------------
Less than 50M                                                              $ 3,600.00
- ------------------------------------------------------------ ------------------------- -----------------------------
  50M    -        100M                                                     $ 4,800.00
- ------------------------------------------------------------ ------------------------- -----------------------------
100M     -        200M                                                     $ 6,000.00                     $6,000.00
- ------------------------------------------------------------ ------------------------- -----------------------------
200M     -        300M                                                     $ 7,100.00
- ------------------------------------------------------------ ------------------------- -----------------------------
300M     -        400M                                                     $ 8,200.00
- ------------------------------------------------------------ ------------------------- -----------------------------
400M     -        500M                                                     $ 9,300.00
- ------------------------------------------------------------ ------------------------- -----------------------------
Above 500M                                                                 $12,000.00
- --------------------------------------------------------------------------------------------------------------------
PC Hardware and Software
- ------------------------------------------------------------ ------------------------- -----------------------------
Complete scanning workstation                                              $ 9,000.00                     $9,000.00
         1.       Minimum Unisys 486 33MHz PC.
                  A.       Minimum 170 meg hard disk drive
                  B.       Minimum 4 meg ram
                  C.       Color Monitor
                  D.       Mouse
         2.       Logitech Hand Scanner.
         3.       Scanning Tray.
         4.       Host Communication Adapter.
         5.    Preinstalled Signature Verification
             Software.

- ------------------------------------------------------------ ------------------------- -----------------------------
TOTAL                                                                                                    $15,000.00
- ------------------------------------------------------------ ------------------------- -----------------------------

                             Signature Verification
                                   Addendum #2


This Addendum #2 attached to and forms a part of the Agreement ("Agreement") dated between DDI and Coastal Savings Bank, Westbrook, ME for the TRAINING AND INSTALLATION FEES.




All training and installation will be done at our then current rate. As of 1/96 the rate is $750.00 per day per person plus expenses.

                               STANDARD AGREEMENT

                         Terminal Emulator Site License





- ------------------------------- ---------------------------- ---------------------------- ----------------------------
     Program & Equipment              Purchase Price         Training & Installation Fee      Annual License Fee
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
01 SITE LICENSE                                    2,500.00  Daily rate + expenses                            $750.00
      TERMINAL EMULATION                                       if required.
- ------------------------------- ---------------------------- ---------------------------- ----------------------------

- ------------------------------- ---------------------------- ---------------------------- ----------------------------

- ------------------------------- ---------------------------- ---------------------------- ----------------------------
TOTALS                                            $2,500.00                                                   $750.00
- ------------------------------- ---------------------------- ---------------------------- ----------------------------



                                TERMS OF PAYMENT


A. The purchase price(s), license fee, training, and installation fee(s) for the program(s) and equipment listed above shall be paid as follows:

      $ 250.00             Upon  execution of this Agreement by Customer.  (This
represents 10% of the Total Purchase Price)

                           Balance (all remaining fees and costs associated with this Agreement) due and payable in accordance with the terms of invoice.

B. The total Annual License Fee shall be due and payable upon initiation of installation of the Program. Thereafter, charges will be invoiced annually, in advance. All invoices shall be due and payable in accordance with their terms.

                               STANDARD AGREEMENT

                                   DDI PC XFER




- ------------------------------- ---------------------------- ---------------------------- ----------------------------
     Program & Equipment              Purchase Price         Training & Installation Fee      Annual License Fee
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
01 PC XFER  SW  LICENSE                             $900.00  Daily rate + expenses                             $90.00
                                                               if required.
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
01 Additional PC XFER Station                       $200.00                                                    $20.00
- ------------------------------- ---------------------------- ---------------------------- ----------------------------

- ------------------------------- ---------------------------- ---------------------------- ----------------------------
TOTALS                                            $1,100.00                                                   $110.00
- ------------------------------- ---------------------------- ---------------------------- ----------------------------



                                TERMS OF PAYMENT

A. The purchase price(s), license fee, training, and installation fee(s) for the program(s) and equipment listed above shall be paid as follows:

      $110.00              Upon execution of this  Agreement by Customer.  (This
represents 10% of the Total Purchase Price)

                           Balance (all remaining fees and costs associated with this Agreement) due and payable in accordance with the terms of invoice.

B. The total Annual License Fee shall be due and payable upon initiation of installation of the Program. Thereafter, charges will be invoiced annually, in advance. All invoices shall be due and payable in accordance with their terms.

                               STANDARD AGREEMENT

                                 DDI Loan Wizard




- ------------------------------- ---------------------------- ---------------------------- ----------------------------
     Program & Equipment              Purchase Price         Training & Installation Fee      Annual License Fee
                                                                                              15% AFTER 1ST YEAR
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
1  LOAN WIZARD 10 USER                            $1,995.00                                                   $299.25
     SITE LICENSE
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
    LOAN WIZARD                                       $0.00                                                     $0.00
      NETWORK  3 USERS
- ------------------------------- ---------------------------- ---------------------------- ----------------------------

- ------------------------------- ---------------------------- ---------------------------- ----------------------------
TOTALS                                            $1,995.00                                                   $299.25
- ------------------------------- ---------------------------- ---------------------------- ----------------------------



                                TERMS OF PAYMENT

A. The purchase price(s), license fee, training, and installation fee(s) for the program(s) and equipment listed above shall be paid as follows:

      $  199.00            Upon execution of this  Agreement by Customer.  (This
represents 10% of the Total Purchase Price)

                           Balance (all remaining fees and costs associated with this Agreement) due and payable in accordance with the terms of invoice.

B. The total Annual License Fee shall be due and payable upon initiation of installation of the Program. Thereafter, charges will be invoiced annually, in advance. All invoices shall be due and payable in accordance with their terms.

                               STANDARD AGREEMENT

                                  DDI PC XTRACT



- ------------------------------- ---------------------------- ---------------------------- ----------------------------
     Program & Equipment              Purchase Price         Training & Installation Fee      Annual License Fee
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
01 PC XTRACT  SW  LICENSE                         $1,995.00  Daily rate + expenses                            $299.25
                                                               if required.
- ------------------------------- ---------------------------- ---------------------------- ----------------------------

- ------------------------------- ---------------------------- ---------------------------- ----------------------------

- ------------------------------- ---------------------------- ---------------------------- ----------------------------
TOTALS                                            $1,995.00                                                   $299.25
- ------------------------------- ---------------------------- ---------------------------- ----------------------------



                                TERMS OF PAYMENT

A. The purchase price(s), license fee, training, and installation fee(s) for the program(s) and equipment listed above shall be paid as follows:

      $199.00              Upon  execution of this Agreement by Customer.  (This
represents 10% of the Total Purchase Price)

                           Balance (all remaining fees and costs associated with this Agreement) due and payable in accordance with the terms of invoice.

B. The total Annual License Fee shall be due and payable upon initiation of installation of the Program. Thereafter, charges will be invoiced annually, in advance. All invoices shall be due and payable in accordance with their terms.

This Agreement shall be effective only when executed by both parties. Notice of acceptance is waived. Customer will be furnished a copy showing acceptance by DDI.


COASTAL SAVINGS BANK                               Data Dimensions, Inc.
Customer                                           Accepted


/s/Dennis D. Byrd                                 /s/Willie C. Moss
- -------------------------------                  -------------------------------
By Executive Vice President                        President and Chief Executive
                                                     Officer

February 28, 1996                                 February 28, 1996
- -------------------------------                  -------------------------------
Date                                               Date


                                IMPORTANT NOTICE

The provisions of this Agreement set forth all of the rights and responsibilities between DDI and Customer. They take the place of and supersede all warranties expressed or implied and whether of merchantability, fitness or otherwise. Customer's remedies provided for herein are exclusive. Customer hereby waives all other remedies, including, but not limited to, consequential damages.


THE TERMS AND CONDITIONS ON THE SUBSEQUENT PAGES ARE PART OF THIS AGREEMENT.


OFFER VALID THROUGH 02/28/96


DEPOSITS REQUIRED

PC TELLER/PLATFORM                                              $8,352.00
TELEBANKER                                                      $2,340.00
SIGNATURE VERIFICATION                                          $1,500.00
TERMINAL EMULATOR                                               $  250.00
PC XFER                                                         $  110.00
LOAN WIZARD                                                     $  199.00
PC XTRACT                                                       $  199.00


TOTAL DEPOSIT REQUIRED TO EXECUTE CONTRACT                        $ 12,950.00
                                                                  ------------

                                     PART I
                                SALE AND LICENSE


1.     PROPERTY SOLD AND LICENSED

         A.    Equipment
               Customer   agrees  to  purchase  from  DDI,  and  DDI  agrees  by
               acceptance of this Agreement to sell to Customer, the data processing equipment and features ("Equipment"), if any, listed and described on Addendum 1 attached to and forming a part hereof. If Addendum 1 is not attached, no Equipment is included within the terms of this Agreement.

         B.    Licensed Program
                The term "Program"  when used herein shall mean the  programs(s)
               of DDI which are listed on the first page of this Agreement, consisting of Software (object codes in machine readable form).

         DDI hereby grants to Customer a limited non-transferable, non-exclusive license to use the Program upon the terms and subject to the conditions contained herein.


2.       AMOUNT DUE

         Amount payable to DDI hereunder is payable in full without deduction, and is net of all sales, use or other taxes or duties. Customer shall duly and timely pay all taxes or duties, however designated, levied or based upon amount payable to DDI hereunder (exclusive of United States Federal, State or Local taxes) based upon the net income of (DDI) or the ownership, use or possession of the Equipment and/or Program. Customer shall not deduct from payments due DDI hereunder any amounts paid or payable to third parties for taxes or duties, however designated.


3.       TRAINING AND INSTALLATION

         See Training and Installation Addendum (Addenda) attached.


4.       SCOPE AND USE

         A. The license herein granted to Customer is limited to use of the Program by Customer and any wholly owned subsidiaries of Customer for the processing of Customer's data and files at the bona fide, primary data processing facility of Customer.

         B. The license herein granted shall not be assigned, sublicensed or otherwise conveyed or transferred by Customer to any other person, firm, corporation or other entity, without the prior written consent of DDI; provided, however, a successor in interest to Customer by merger or operation of law shall acquire all rights and assume all obligations of Customer under this Agreement.


5.       WARRANTY AND REMEDY

         A.    Equipment
               The Equipment referred to in Paragraph 1(A) of this Part I is covered by the original manufacturer's warranty. The original manufacturer's warranty is the sole warranty for the Equipment. DDI makes no warranties, express or implied, of merchantability, fitness for a particular purpose or otherwise, which extend beyond the description of the equipment in Paragraph 1(A) and Addendum 1.

               Customer acknowledges that the manufacturer of the Equipment has made no representations or warranties to Customer with respect to
               (i) any software  other than that provided by such  manufacturer,
               (ii) its performance on the Equipment, or (iii) the service to be provided with respect to such software, and

               Customer agrees that the manufacturer of the Equipment shall incur no liability to Customer arising out of the use of such software or the furnishing of such service. Customer acknowledges that no software is being furnished to Customer by the manufacturer of the Equipment, except pursuant to a separate written license agreement between the manufacturer and Customer.

         B.    Program

               i.  Warranty
                   For a period of one (1) year after the installation of the Programs, DDI warrants that the Program, as delivered and used with specified hardware and accessories and without Customer modification, will function without error which can be verified by DDI and recreated with the latest unaltered release of the Program. DDI has the sole right to verify the existence of a Program error claimed to exist by Customer. During the one (1) year warranty period DDI agrees to provide programming services without additional charge to correct Program errors.

              ii.  Exclusion of all other warranties
                   Except as otherwise provided above in Paragraph 5(B) (I), use of the program is being licensed on an as is basis without any warranty of any kind or description, either express or implied, of merchantability, fitness for a particular purpose or otherwise.

             iii.  Remedy
                   The soul and exclusive remedy for any breach of the warranty contained in Paragraph 5(B) (I) shall be the correction of program errors through programming services or replacement of the program.

              iv.  Limitation of Remedy
                   Except as expressly provided above in Paragraph 5(B) (iii), Customer agrees that it is not entitled to any remedy or recovery whatsoever against DDI as a consequence of the license or the use of the program on any theory including a theory of negligence, and that the foregoing exclusion of remedy shall specifically preclude, by way of illustration and not of limitation, any recovery of the license fee paid by customer, incidental damages, consequential damages or lost profits.


6.       PROPRIETARY PROTECTION

         A.    No transfer of title to the Program is effected by this Agreement

         B.    The terms and conditions of this Agreement are confidential.

         C. Customer acknowledges that the Program is a commercially valuable proprietary product of DDI, the design and development of which has involved the expenditure of substantial amounts of money and the use of skilled development experts over a long period of time. Customer acknowledges that the Program (specifically including, but not limited to, the design, programming techniques, flow charts, object codes and documentation thereof) is CONFIDENTIAL INFORMATION AND TRADE SECRETS disclosed to Customer on a confidential basis under this Agreement to be used only as may be expressly permitted by the terms and conditions of this Agreement.

         D. Customer, its officers, directors, employees and agents shall protect the Program and all information pertaining thereto, whether written or oral, as the CONFIDENTIAL INFORMATION AND TRADE SECRETS OF DDI. Customer shall not disclose any proprietary information concerning the Program to any other person, firm, organization or employee who is not of necessity authorized by Customer to use the Program in connection with the conduct of Customer's business.

         E. Neither the Program, nor any documentation related thereto, may be copied or reprinted in whole or in part, except that i.
               Customer may make two (2) additional copies of the Program excluding the documentation for "back up" and maintenance purposes, and ii. Customer may make such number of copies of the manuals included in the documentation as Customer deems necessary or advisable, after having first given DDI written notice of the identity of the manuals to be copied and the number of copies of each to be made.

         F. The license granted hereunder governs all items and materials included in the Program, in machine readable or printed form, provided by DDI and any copies made by Customer.

         G. Customer agrees to produce and include DDI's copyright notice on any and all whole or partial copies and containers thereof in any form, including partial copies and modifications of the Program hereunder, identical to the copyright notices contained in the originals.

         H. In the event of a violation of any of the foregoing provisions of this Paragraph 6 by Customer, Customer acknowledges that DDI will not have an adequate remedy in money damages, and accordingly, shall be entitled to a temporary restraining order without notice, and thereafter to a temporary and permanent injunction against such breach without any requirement to post bond as a condition of such relief, all in addition to any other available legal or equitable remedies.

         I. In the event of any breach by Customer or its agents, servants, or employees which suffers or permits the Program or any of the components thereof to come into the hands of any unauthorized person, firm or corporation, Customer agrees, at its expense, to retrieve and deliver to DDI the Program or such components. If DDI elects voluntarily to take any steps to retrieve or recover the Program or components (which DDI may, but shall be under no obligation to do) then DDI shall be entitled to recover from Customer its expenses and attorneys' fees incurred in efforts to retrieve the same.

         J. Customer shall take reasonable action by instruction, agreement or otherwise, with respect to Customers' employees or other persons permitted access to the Program, to comply fully with the Customer's obligations hereunder concerning the use, copying, protection and security of the Program.

7.       PATENT AND COPYRIGHT INDEMNIFICATION

         Subject to the limitations of liability stated in this Paragraph 7, DDI will defend at its expense any action brought against Customer to the extent that such action is based on a claim that the Program, as used within the scope of the license granted hereunder, infringes on a United States copyright or United States patent. DDI will pay any costs and damages finally awarded against Customer in such action which are attributable to such claim, provided the Customer notified DDI in writing within fifteen (15) days after Customer learned of the claim and afforded DDI the opportunity to participate fully in the defense and/or settlement of such claim. Should the Program become or likely become, in DDI's opinion, the subject of an infringement of copyright or patent action, DDI may secure for Customer the right to continue using the licensed Program or replace or modify it to make it non-infringing, or discontinue it. DDI shall have no liability to Customer for any claim of copyright or patent infringement based on (1) use of other than the latest unmodified release of the licensed Program from DDI if such infringement would have been avoided by the use of the latest release of the Program, or (2) use or combination of the Program with other programs or data. The foregoing states the entire liability of DDI with respect to infringement or copyrights or patents by the Program or any parts thereof and DDI shall have no liability with respect to any other proprietary rights.


8.       RISK OF LOSS

         If the Equipment, Program or any component(s) thereof is lost or damaged during shipment to Customer, DDI will replace the Equipment, Program or component(s) at no additional charge to Customer. Customer shall bear all risk of loss or damage after the Equipment and Program is in the possession of Customer.


9.       OWNERSHIP OF PROGRAM

         Customer acknowledges that the Program and all parts and components thereof are the sole and exclusive property of DDI and that Customer has not and will not acquire any right, title, interest or claim thereto or therein except as expressly provided by this Agreement.

                                     PART II
                    MAINTENANCE AND ON-GOING SUPPORT SERVICES


1.       TERM OF PART II

         This Part II shall be effective beginning the date of initiation of installation of the Program ("Effective Date") and shall remain in force, except as otherwise provided herein, until termination in accordance with the provisions of Part III. All invoices for Annual License Fee, Maintenance and On-Going Support Service charges shall be payable on the date specified on the invoice and if not paid when due, shall be subject to a late payment charge of 1 1/2% per month or portion thereof that such payment is in default.

2.       SERVICES

         DDI shall  provide the  services  listed  below in this  Paragraph 2 to
         Customer:
         Office Hours:
         Monday thru Friday 8:30 a.m. - 5:00 p.m.(Orlando, Florida time) except on the following listed Holidays: New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, any Other National or State Holidays observed by the majority of our customers.

         A.    Telephone Service
               DDI provides an answering service outside of office hours to provide 24 hour - 365 day response to all calls.

         B.    Local Service
               If the Program as furnished and without customer modification, fails to function due to Program error and Customer has reasonably determined that the failure is not due to incorrect or defective data entry or operator performance, Customer may request the services at Customer's location of a DDI representative to make any adjustments or corrections required to maintain the Program free from errors and in good working condition. DDI will use its best efforts to respond within twenty-four(24) hours to any such request: however, time of performance of the services is subject to availability of DDI personnel. DDI shall have no obligation to correct any error or defect unless the error or defect can be recreated with the latest unaltered release of the Program. Error verification shall be conducted at Customer's or DDI's place of business, as determined by DDI. All other programming services or assistance will be provided to Customer at charges established by DDI. DDI shall have the right to make additional charges for any additional effort required to provide programming services resulting from Customer modifications to the Program or the use of other than the latest available release of the Program.

         C.    Software Enhancements
               DDI shall provide Customer with any Enhancement(s) to the Program that DDI may acquire or develop and offer to other licensees of the Program during the term of this Agreement. As used herein, the term "Enhancement" means any software development announced from time to time by DDI at its office in Orlando, Florida, as an "Enhancement" to the Program. Customer agrees that any Enhancement provided by DDI shall be held upon all of the terms and subject to all of the conditions contained in this Agreement.

         D.    Exclusions
               DDI shall not be required to provide any maintenance or support services occasioned by (1) neglect or misuse of the Program or Equipment, or (2) unauthorized alterations or modifications of the Programs.


3.       STANDARD OF PERFORMANCE

         It is understood and agreed that the sole obligation of DDI under Part II of this Agreement is to provide the services referred to in Paragraph 2. Customer shall bear sole responsibility for supervision, management and control of the program, including but not limited to, assuring proper audit controls and operating methods, and implementing sufficient procedures to satisfy its requirements for security and accuracy of input and output.

         DDI shall have no liability or obligation for any loss or expense incurred or suffered by Customer by reason of DDI's delay in furnishing, or failure to furnish, services due to causes beyond DDI's control, including but not limited to, casualty, acts of God, acts of governmental or judicial authority, acts of third parties or Customer negligence.

4.       INCREASE IN CHARGES

         Not less than sixty (60) days prior to any anniversary of the Effective Date of this Part II, DDI may give notice to Customer of increase(s) in the charges specified on page 1 hereof. Any such increase(s) in charges will be effective as of the anniversary of the Effective Date immediately following the giving of notice of increase.


5.       CONFIDENTIALITY OF RECORDS

         DDI shall neither use nor disclose to any other person, either during the term of this Agreement or thereafter, without Customer's written consent, any confidential information to which DDI is given access in the course of performance of its service obligations hereunder. When used herein, the term "confidential information" shall mean records, account data and other information relating to the business affairs of Customer and its customers which are not publicly available, but shall not include any ideas, concepts or techniques relating to the Program which DDI develops as a result of performance of this Agreement.


6.       ESCROW AGREEMENT

         It is understood and agreed that neither Part I of this Agreement nor the terms of this Part II entitle Customer to access to the source code related to the Program. DDI agrees, however, to deposit such source code in escrow with National Bank of Commerce, Winter Park, Florida. Upon the occurrence of any of the events listed below, Customer may make written request to National Bank of Commerce for such source code and, upon receipt of such written request from Customer and payment by Customer of the costs of reproduction and shipment, National Bank of Commerce shall deliver to Customer one copy of the source code in machine readable form:

         A. A petition in bankruptcy is filed by or against DDI, and remains unstayed or unvacated for a period of thirty (30) days.
         B.    DDI makes a general assignment for the benefit of creditors.
         C.    DDI is adjudged insolvent by a court of competent jurisdiction.
         D. A custodian, trustee, or receiver of all of or a substantial portion of the property of the property of DDI is appointed.


7.       LIMITATION OF REMEDY

         Customer agrees that DDI's liability under this Part II for whatever cause and/or whatever theory of recovery, including a theory of negligence, shall be limited to making adjustments or corrections required to maintain the program free from program error and in good working condition. The foregoing limitation of remedies shall specifically preclude, by way of illustration and not of limitation, any recovery of incidental damages, consequential damages or lost profits, or upon any claim or demand against customer by any other party.


8.       GENERAL

         The provisions of this Part II set forth all of the rights and responsibilities between DDI and Customer in connection with maintenance and on-going support services. They take the place of and supersede all warranties, whether of merchantability, fitness, or otherwise. The remedy provided in Part II, Paragraph 7, is exclusive.

                                    PART III
                                   TERMINATION


1. Notwithstanding any other provision of this Agreement to the contrary, DDI may, at its option, terminate this Agreement upon the occurrence of any of the following:

         A. Customer's breach of any of the terms or conditions of this Agreement.

         B. Customer's failure or refusal to pay to DDI when due the charges for Annual License Fee (Maintenance and On-Going Support Services), subject to increase as provided in Part II, Paragraph 4 of this Agreement.

         C. Unless DDI has given its prior written consent thereto, Customer's alteration or modification of, addition or enhancement to, or use of unauthorized hardware accessories with, the Program.

2. Customer may terminate this Agreement upon notice to DDI not less than thirty (30) days prior to any anniversary of the Effective Date.

3. Upon termination of this Agreement by Customer or DDI in accordance with the foregoing provisions, Customer shall be obligated at Customer's expense to return to DDI the Program and all documentation provided or furnished to Customer by DDI and DDI shall have no further obligation to Customer.

                                     PART IV
                                  MISCELLANEOUS


1. This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.

2. If, after this Agreement has been executed by both DDI and Customer, Customer shall fail or refuse to pay for or accept delivery of the Program and/or Equipment, it is agreed that DDI shall be entitled to retain or recover from Customer, as the case may be, as liquidated damages for Customer's breach of this Agreement an amount equal to the sum of (a) the purchase price for the Program as shown on page 1, plus
         (b) twenty percent (20% of the purchase price of any and all Equipment covered by this Agreement (if any) referred to on page 1 and in Addendum 1.

3.       Any  delivery  date(s)  given  by  DDI  or  its   representatives   are
         approximate.

4. Customer is solely responsible for preparation of the location site for any Equipment in accordance with the Equipment Manufacturer's installation specifications. Environmental conditions complying with such specifications shall be continuously maintained by Customer.

5. Customer shall use the Program in careful and proper manner and shall comply with all laws, ordinances and regulations related to the possession, use or maintenance thereof. If at any time DDI supplies Customer with labels, plates or other markings stating that the Program is owned by DDI, Customer shall affix and keep them in a prominent place on the components of the Program.

6. No amendment to this Agreement shall be binding upon either party hereto unless such amendment is reduced to writing, dated and executed by or on behalf of both parties to this Agreement.

7. This Agreement may be executed in multiple counterparts. Each fully executed counterpart shall be deemed to constitute an original of the Agreement, all of such counterparts taken together shall constitute one Agreement.

8. The captions used in this Agreement are solely for convenience and such captions do not constitute a part of this Agreement.

9. Any notice required or permitted under this Agreement shall be in writing and sent by registered or certified mail, return receipt requested, first class postage prepaid, addressed as follows:

         If to DDI:   Data Dimensions, Inc
                      5025 South Orange Avenue
                      Orlando, Florida  32809

         If to Customer, to the address shown on the first page hereof or such other more recent address of the addressee of which the sending party has received written notice delivered or mailed as provided in this part IV, Paragraph 9.

10. If there are terms, conditions or understandings between DDI and Customer with respect to the subject matter hereof not contained herein, all such additional terms, conditions and/or understandings are set forth on Addendum 2 attached to and forming a part hereof. This Agreement with Addenda represents the entire Agreement between the parties. All prior negotiations have been merged herein, and there are not understandings, representations or agreements, oral or written, express or implied, other than those set forth herein or in the Addenda hereto.

11. Any waiver by either party of any requirement hereunder shall be deemed to be a specific, limited waiver, and shall not be deemed to be a continuing waiver not a waiver of any other requirement thereof.

12. It is recognized and agreed by and between the parties that this Agreement is an arms-length transaction between parties of relatively equal bargaining position. Customer agrees that the limitation of warranties and of remedies contained in this Agreement is not unconscionable.

13. Customer acknowledges that its duly authorized officer who executes this Agreement has, or and on behalf of Customer and with full authority to do so, read this Agreement, which is the complete and exclusive statement of the Agreement between the parties and supersedes all proposals, written or otherwise, and all other communications between the parties relating to the subject matter of this Agreement.

                                                         Agreement No.  960112






                                    MAINFRAME

                        Software and Professional Support

                                    Agreement

                              COASTAL SAVINGS BANK
                                WESTBROOK, MAINE

Hereinafter  referred to as  "Customer",  and Data  Dimensions,  Inc., A Florida
Corporation,    herein   called   "DDI",    agree   this    _____________    day
of______________________, 19_______ as follows:

I.        SERVICES
          DDI will perform the services and/or provide the programs, as described in Exhibit "A" of this agreement, for use by Customer in connection with Customers' business as described in such Exhibit "A". As part of its services, DDI will provide the documentation listed and described in Exhibit "B" to this agreement.

II.       FEES
          Software Customer agrees to pay DDI the sum of $100,000.00 plus any taxes that may be assessed. $20,000.00 is due upon execution of contract and $80,000.00 is due upon completion of conversion. Payment is due fifteen (15) days from billing. Any unpaid balance will be service charged at a rate of 1-1/2% per month.

          Conversion      Customer   agrees  to  pay  DDI   CONVERSION   FEE  OF
                          $50,000.00. Payment is due fifteen (15) days from billing. Any unpaid balance will be service charged at a rate of 1-1/2% per month.

          License Fee     Customer agrees to pay DDI $18,000.00  (based on asset
                          size ) annually for the duration of the software  use.
                          This fee will be  billed on the  anniversary  month of
                          the  conversion.  The Customer will receive sixty (60)
                          days  notice  of  any  increase   (not  to  exceed  5%
                          annually) in this fee.  Payment is due within  fifteen
                          (15) days from billing. Any unpaid balance will be service charged at a rate of 1-1/2% per month. DDI will guarantee this rate for 24 months from the date of conversion.

III.      NONDISCLOSURE
          The Customer agrees that the systems and/or programs provided by DDI, together with all documentation provided by DDI, are confidential information and that Customer will not, directly or indirectly, intentionally disclose, sell, lease, or make available such systems, programs, information, and documentation, or any part thereof to any third party. The Customer also agrees that upon termination of this agreement, for any reason before final acceptance and payment of balance due by Customer, right to possession and use of all said systems and/or all of programs and documentation, will revert to DDI and Customer agrees to promptly return all of said systems and/or programs and documentation to DDI. DDI agrees that proprietary information disclosed by the Customer to DDI for the purpose of this agreement, and identified as proprietary, will be held in confidence and not disclosed to any third party by DDI.

IV.       COMPUTER USAGE
          The Customer will provide adequate computer time, free of charge, to DDI, on a regular and mutually agreed upon schedule at the Customers' site, for the testing and implementation as referred to in this agreement or in any schedule attached thereto, and in any change orders executed by both parties.

V.        EXCUSABLE DELAY
          DDI will not be in default by reason of any failure performance of this agreement according to its terms if such failure arises out of causes beyond its control. Such causes may include, but are not restricted to, acts of God or the public enemy, acts of government in either its Sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, and weather.

VI.       RISK OF LOSS
          All work, including data, after delivery to the Customer, but before acceptance, will become the responsibility of the Customer to protect the same from risk of loss, damage or destruction. The Customer will be liable for such loss, damage or destruction and replacement of the items so lost, damaged, or destroyed will be at the sole expense of the Customer.

VII.      LIMITATION OF LIABILITY
          DDI's liability to the Customer for any losses or damages, whether direct or indirect, arising out of this agreement not to exceed the total amount billable to the Customer for the performance of the particular work which led to the loss or damage. However, in no event will DDI be liable for special, indirect, or consequential damages incurred by the Customer. Further DDI will not be liable for any damages caused by delay in delivery of the hardware.

VII.      CHANGES
          This agreement may be modified by the execution by both parties or a change order. All change orders will be subject to the terms and conditions set forth herein. Additional terms, conditions or clauses concerning individual change orders will be included with and form a part of this agreement. In the event the additional or negotiated terms and conditions and/or clauses in this agreement, the terms of the change order will govern as concerns that individual change order only. The following procedure will be followed to initiate and activate a change order under this agreement.

          A. The Customer will prepare a change order request in duplicate on the DDI change order form and submit this form, with all necessary technical attachments, to DDI.

          B. DDI will review the change order request, complete the appropriate cost and/or price information on the change order form, cause this form to be executed by a duly authorized DDI representative, and return both copies of the change order to the Customer.

          C. The Customer upon acceptance of DDI's cost or price estimate will execute the change order form in the space provided and return one (1) fully executed copy to DDI.

IX.       BREACH
          In the event of a breach of this agreement by Customer, the Customer agrees to pay all damages (not to exceed the value of this contract) incurred by DDI because of such breach plus all costs, expenses, and reasonable attorney's fees incurred by DDI in any action brought by DDI to enforce or establish any of its rights herein any State or Federal court, including any Appellate court.

X.        SEVERABILITY
          Each paragraph and provision of this agreement is severable from the entire agreements, and if one provision thereof is declared invalid, the remaining provisions thereof is declared invalid. The remaining provisions will nevertheless remain in effect.

XI.       BINDING EFFECT
          This agreement will be binding upon the parties hereto, their successors and assigns.

XII.      ENTIRE AGREEMENT
          It is expressly agreed that this agreement and any change order hereunder, embodies the entire agreement of the parties in relation to the subject matter hereof, and that no other agreement or understandings verbal or otherwise, exist between the parties, except as herein expressly set forth.

XIII.     TERMINATION
          Notwithstanding any other provision of this agreement to the contrary, DDI may, at its option terminate this agreement upon the occurrence of any of the following:

          A. Customer's breach of any of the terms or conditions of this agreement.

          B. Customer's failure or refusal to pay to DDI when due the charges for annual license fee (maintenance and on-going support services), subject to increase as provided in Paragraph 2 of this agreement.

          C.     Unless  DDI  has  given  its  prior  written  consent  thereto,
                 Customer's alteration or modification of, addition or enhancement to, or use of unauthorized hardware accessories with the program.

          Customer may terminate this agreement upon notice to DDI not less than 90 days prior to terminating use of software. Any advance payment of license fee will be rebated.

          Upon termination of this agreement by Customer or DDI in accordance with the foregoing provisions, Customer shall be obligated at Customer's expense to return to DDI the programs and all documentation provided or furnished to Customer by DDI and DDI shall have no further obligation to Customer.


Customer, by signing below, acknowledges having read this agreement, understands that it constitutes the entire agreement, understanding and representation, express implied, between the Customer and DDI with respect to the program products and support to be furnished hereunder and that this agreement supersedes all prior communications between the parties including all oral or written proposals. This agreement may be modified or amended only by a written instrument signed by duly authorized representatives of the Customer and Data Dimensions, Inc.


ACCEPTED  DATA DIMENSIONS, INC.              COASTAL SAVINGS BANK
          ---------------------              --------------------

         Willie C. Moss                           Dennis D. Byrd
- -------------------------------                   -----------------------------
Name                                                    Name

/s/Willie C. Moss                                 /s/Dennis D. Byrd
- -------------------------------                   -----------------------------
Signature                                              Signature


President and Chief Executive Officer             Executive Vice President
- -------------------------------------        -----------------------------------
Title                                        Title

February 28, 1996                                 February 28, 1996
- -------------------------------              -----------------------------------
Date                                         Date


QUOTE VALID THROUGH FEB. 15, 1996
                    -------------


                                  CHANGE ORDER


- ---------------------------------------------------------------------------------------------------------------------
CUSTOMER
- --------------------------------------------------------- -----------------------------------------------------------
CHANGE ORDER NO                                           AGREEMENT NO.
- --------------------------------------------------------- -----------------------------------------------------------
EFFECTIVE DATE                                            COMPLETION REQUIRED BY
- ---------------------------------------------------------------------------------------------------------------------
WORK REQUIRED:
- ---------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------
CUSTOMER AUTHORIZATION:
- --------------------------------------------------------- -----------------------------------------------------------
NAME                                                      DATE
- ---------------------------------------------------------------------------------------------------------------------
SIGNATURE
- ---------------------------------------------------------------------------------------------------------------------
TITLE
- ---------------------------------------------------------------------------------------------------------------------



                                  COST PROPOSAL

- ---------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES:
- --------------------------------------------------------- ------------------- ---------------------------------------
Number of days/weeks                                      Daily Rate          TOTAL
- --------------------------------------------------------- ------------------- ---------------------------------------

- --------------------------------------------------------- ------------------- ---------------------------------------

- --------------------------------------------------------- ------------------- ---------------------------------------

- --------------------------------------------------------- ------------------- ---------------------------------------

- ----------------------------------------------------------------------------- ---------------------------------------
TOTAL PROFESSIONAL SERVICES AUTHORIZED:                                       $
- --------------------------------------------------------- ------------------- ---------------------------------------
EXPENSES:
- ----------------------------------------------------------------------------- ---------------------------------------
Travel                                                                        $
- --------------------------------------------------------- ------------------- ---------------------------------------
Number of days                                            Daily Rate          Total
- --------------------------------------------------------- ------------------- ---------------------------------------
                                                                              $
- --------------------------------------------------------- ------------------- ---------------------------------------
                                                                              $
- --------------------------------------------------------- ------------------- ---------------------------------------
                                                                              $
- --------------------------------------------------------- ------------------- ---------------------------------------
                                                                              $
- ---------------------------------------------------------------------------------------------------------------------
Expenses Authorized by:
- --------------------------------------------------------- -----------------------------------------------------------
Cost Proposal Submitted by:                               Proposal Accepted by:
- --------------------------------------------------------- -----------------------------------------------------------
DATA DIMENSIONS,  Inc.
- --------------------------------------------------------- -----------------------------------------------------------
Name:                                                     Name:
- --------------------------------------------------------- -----------------------------------------------------------
Title:                                                    Title:
- --------------------------------------------------------- -----------------------------------------------------------
Date:                                                     Date:
- --------------------------------------------------------- -----------------------------------------------------------

                                                      AGREEMENT No.   D/R 960205








                                DISASTER RECOVERY

                                   Agreement

                                    SECTION I
                           DISASTER RECOVERY AGREEMENT

                              COASTAL SAVINGS BANK
                                WESTBROOK, MAINE

Hereinafter referred to as "Customer", and Data Dimensions, Inc., a Florida Corporation, herein called "DDI", agree this ______ day of ______________ 19____, as follows:

DATA DIMENSIONS, INC., ("DDI"), 5025 South Orange Avenue, Orlando, Florida 32809, agree that customer will purchase and DDI will render for customer, the services set forth in this agreement, for the charges shown therein. All backup services will be provided at the facility of Data Dimensions, Inc., 5025 South Orange Avenue, Orlando, Florida 32809.

In the event that customer determines, in his sole judgment, that he has experienced a disaster and so notifies DDI, customer has the immediate right to use the services so outlined in this contract. Upon customer's declaration of a disaster, DDI will assist in the implementation of customer's backup program.

ALL SERVICES RENDERED BY DDI ARE SUBJECT TO THE FOLLOWING TERMS:

All charges shall be paid as set forth in this agreement, unless specified all charges shall be paid no later than fifteen (15) days after receipt of invoice. For any late payment, customer shall pay a service charge computed at the rate of one and one-half percent (1 1/2%) per month or the maximum rate permitted by applicable law whichever is less, on the unpaid amounts for each calendar month (or fraction thereof) that such payment is in default.

DDI shall not be liable to customer or any other person for any claim or damage arising, directly or indirectly from the furnishing of services or equipment pursuant to this agreement or from interruption or loss of use thereof, or from any other cause except for the loss resulting from negligent or willful misconduct of DDI or their employees. Under no circumstances shall DDI be liable for consequential damages, including but not limited to, loss of anticipated profits or other economic loss in connection with the services rendered hereunder. DDI shall not be liable for any failure to perform its obligations under this agreement if prevented from doing so by a cause or causes beyond its control. In the event DDI fails to provide the services required hereunder as a result of any cause beyond its control and such failure continues for a period of thirty (30) days, customer shall have the right: to:

A. To terminate this agreement without any further liability resulting from such termination and,

B.   To receive a refund of any unearned fees.

DDI will use reasonable security measures to safeguard the secrecy of customer's proprietary information to which DDI obtains access by reason of this agreement. As used herein, proprietary information means financial data, customer lists, personnel data and any other information known exclusively to customer and so identified in writing to DDI by customer.

DISASTER BACKUP INCLUDES THE FOLLOWING:

If customer determines, in its sole judgment, that it is unable to use its data processing equipment and declares a "Disaster", customer shall have use of the contracted computer backup capability for up to 12 consecutive hours per day including:


o An installed UNISYS System equal to, or better than, that described in Exhibit "A", for a period of up to six (6) weeks if that period is needed.

In addition, customer shall have use of the equipment configuration annually for a testing period, the equivalent of one (1) day processing per test period for testing of the initial or continuing efficiency of its backup program, software, and where applicable, data communication configuration.

Additional test time or tests will be charged to customer at the rate of $750.00 per person, per day, for technical support and $150.00 per hour for computer usage time.

BACKUP CAPABILITY IS SUBJECT TO THE FOLLOWING:

Disaster notification may be delivered by any representative of customer who has been previously designated to DDI. Any verbal disaster notification must be immediately confirmed in writing.

Customer, in accordance with DDI's daily charges for backup use of the equipment configuration stated below may continue to use all or part of the backup capability beyond the prescribed periods, provided that such computer usage shall be subject to:

A. Interruption in the event a computer user similarly under contract for the backup capability experiences a disaster, and,
B. Scheduled interruptions to accommodate testing by new and existing DDI customers.

All Testing Is Subject to Interruption or Rescheduling If Another Customer Experiences a Disaster.

DDI shall assure that it maintains an operating environment for the equipment configuration that meets UNISYS specifications and adheres to policies and procedures for proper maintenance of said equipment as recommended by UNISYS. DDI will not enter into any other contract for use of the equipment other than for disaster backup. DDI will maintain the backup capability in a state of readiness at all times commensurate with the obligations hereunder except for inaccessibility of the equipment configuration due to normal outage or causes beyond DDI's control.

DDI warrants that it will use reasonable security measures to exclude from its premises persons whose presence is believed might be detrimental to the best interest of DDI or of its customers. Customer will be fully responsible for the actions of persons introduced by it and all consequences thereof.

Customer shall comply with all reasonable procedures and standards established by DDI relating to access to and use of the backup capability.

DDI shall give customer at least sixty (60) days written notice of any significant changes to the equipment configuration and will authorize no such changes unless the resulting equipment configuration is technically equal to or better than that specified in Exhibit "A".

The term of this agreement shall commence on the month following certification and shall continue for one (1) year and will be billed on an annual basis and thereafter until terminated by either party. Either party may terminate the agreement by giving the other party six (6) months written notice of termination to be effective as of the end of the initial period, or any year thereafter. Agreement renewal will be on a yearly basis. Upon execution of this agreement there is a one time start-up fee of $2,000.00 due.

DDI warrants that customer shall have backup in no more than twenty-four hours after a disaster notification. Based upon the twelve (12) hour usage limit specified customer will pay $6,100.00 annual charge for backup capability. Any increase in the annual charges will not exceed 5% per annum.

In the event that customer experiences a disaster and so notified DDI, DDI will make every effort to mobilize its resources to assist customer in its backup. To cover the cost of these efforts a $1,000.00 disaster notification fee will be made. This disaster notification fee is payable, upon customer so notifying DDI, whether or not customer actually makes use of the backup capability. For each day that it will be necessary for customer to use the backup capability at DDI's facility, customer will pay DDI $750.00 per day or any part of a day that the facility is used. If customer deems it necessary for one or more DDI people to be at customer's site any time during the disaster, customer will be charged the then going daily rate plus expenses per each persons needed at customer's site.

All written notifications to be provided hereunder shall be addressed as follows, or as may be later designated in writing.

Data Dimensions, Inc.                        Coastal Savings Bank
                                             -----------------------------------


5025 South Orange Avenue                     36 Thomas Drive
                                             -----------------------------------


Orlando, Florida  32809                      Westbrook, Maine  04092
                                             -----------------------------------


407-857-4944                                 207-774-5000
                                             -----------------------------------

In witness whereof, DDI and customer have executed this agreement on the dates indicated below.

DATA DIMENSIONS, Inc.                       Coastal Savings Bank
                                            ------------------------------------


BY:       /s/Willie C. Moss                 BY:      /s/Dennis D. Byrd
          -----------------------                    ---------------------------


TITLE:    President and Chief Executive     TITLE:   Executive Vice President
          -----------------------                    ---------------------------
          Officer
          -----------------------


DATE:     February 28, 1996                 DATE:    February 28, 1996
          -----------------------                    ---------------------------

                                    EXHIBIT A
                              DATA DIMENSIONS, INC

                         BACKUP EQUIPMENT CONFIGURATION

                             UNISYS A-4FX MAINFRAME
                  TWENTY FOUR (24) MILLION BYTES OF MAIN MEMORY
                     SIX (6) 9493 - 280 MB SCSI DISK DRIVES
                ONE (1) 2145 - QUAD DENSITY GCR/PE TAPE STREAMER
             THREE (3) A-378-20 QUAD CHARACTER-ORIENTED LINE ADAPTER
                                   (12 LINES)
                          ONE (1) 650 LPM LINE PRINTER


                             UNISYS A7-311 MAINFRAME
                  TWENTY FOUR (24) MILLION BYTES OF MAIN MEMORY
                            TWO (2) 805MB DISK DRIVE
                ONE (1) 2145 - QUAD DENSITY GCR/PE TAPE STREAMER
                   EIGHT LINE MULTI-LINE CONTROL WITH ADAPTERS
                             ONE (1) 650 LPM PRINTER

                                   SECTION II

                           ELECTRONIC DATA PROCESSING
                            CONTINGENCY DISASTER PLAN

                                -----------------
                                      DATE

I.    EXECUTIVE OVERVIEW

A support agreement has been executed between (________________________________)

and Data Dimensions, Inc. (DDI) whereby DDI will provide on-line computer back-up in a disaster or emergency condition. This is to be accomplished through the use of special multiplex equipment and dial up telephone circuits. DDI has established a hardware configuration which makes it possible to support our association during regular business hours in an emergency situation.

Should an emergency or disaster occur rendering our computer system inoperative, as determined by the damage assessment team, we would physically transfer our files to the DDI site. The back-up computer would then be activated and control our terminal network via the aforementioned telephone hook-up. This would allow us to do business as usual until normal service could be restored at our own data center.

Should the emergency result in damage to current files we would transfer our back-up files, stored off-site at (________________________________________)
to the DDI site. Transactions entered during current day prior to the disaster would be lost. These transactions would be re-entered, using the transaction tickets, once the back-up system was operational.

There would be additional considerations which relate to logistical matters, including transfer of files, personnel and paperwork between our main office, branches, and DDI.

FOLLOWING IS A DETAIL OF THE FULL EDP CONTINGENCY PLAN.

II. THE PLAN
    A. EQUIPMENT CAPACITY
       The computer equipment at DDI is comparable to the capacity of our primary system. It is anticipated that any extra workload would then be in the area of off-line operations such as extra print time during evening hours. Listed below is our configuration requirement and the capacities of the system at DDI which would be used by our association as a back-up system.

- --------------------------------------------------------------------------------------------------------------------
                           CONFIGURATION REQUIREMENTS
- ------------------------------- ----------------------------------- ------------------------------------------------
                                           ASSOCIATION                         ASSOCIATION BACK-UP SITE
- ------------------------------- ----------------------------------- ------------------------------------------------
PROCESSOR
- ------------------------------- ----------------------------------- ------------------------------------------------
MEMORY
- ------------------------------- ----------------------------------- ------------------------------------------------
MAG TAPE
- ------------------------------- ----------------------------------- ------------------------------------------------
PRINTER
- ------------------------------- ----------------------------------- ------------------------------------------------
DISK
- ------------------------------- ----------------------------------- ------------------------------------------------
LADS
- ------------------------------- ----------------------------------- ------------------------------------------------
      ASYNC
- ------------------------------- ----------------------------------- ------------------------------------------------
      BYSYNC
- ------------------------------- ----------------------------------- ------------------------------------------------
      SYNC
- ------------------------------- ----------------------------------- ------------------------------------------------
      TDI
- ------------------------------- ----------------------------------- ------------------------------------------------
CANDE TERM
- ------------------------------- ----------------------------------- ------------------------------------------------

                                      -14-

B.  COMMUNICATION EQUIPMENT
    The  DATACOM   equipment  at  our  association  and  DDI  is  configured  to accommodate  each  site.  The  equipment  is  provided  by  the  RACAL-MALGO
    Corporation who install, test and warrant the system components.


- ------------------------------ ---------------------------- --------------------------------------------------------
                                   BACK-UP SITE (DDI)                     ASSOCIATION ALTERNATE SITE:
                                    ORLANDO, FLORIDA
- ------------------------------ ---------------------------- --------------------------------------------------------
MULTIPLEXED (MUX)                           1
- ------------------------------ ---------------------------- --------------------------------------------------------
CHANNEL                                     8
- ------------------------------ ---------------------------- --------------------------------------------------------
INPUT           OUTPUT
ASYNC           SYNC
- ------------------------------ ---------------------------- --------------------------------------------------------
SYNC MODEM                                  1
AGGREGATE LINK
(TWO WIRE)
- ------------------------------ ---------------------------- --------------------------------------------------------
TALK/DATA HANDSET                           1
- ------------------------------ ---------------------------- --------------------------------------------------------


              All of the above equipment is designed to communicate from the back-up site (DDI) to the alternate association site using the public service telephone network (PSTN) (standard two-wire).

When the data center is severely damaged the back-up communications would be invoked through the association alternate site. All association locations are serviced by (_____) lines, which are terminated both at the data center and the association alternate site (either location can be designated as master input to the lines).

THE COMMUNICATIONS WOULD BE PROVIDED IN THE FOLLOWING MANNER:

1.    The back-up system would have appropriate lines connected into the MUX.
2. The MUX would compress the data into one (1) two-wire line and pass it to the 9600 BAUD SYNC MODEM.

3.    The data would be transmitted  over the public service  telephone  network
      (PSTN) to a comparable modem at the association alternate site.
4. The modem would pass the data to the association MUX which would split it back into ( ) lines.
5. The lines would then operate the normal output data sets to service the association network. The network would include all teller and screen terminals.
6. Steps 2, 3 and 4 would be transparent to the back-up processor. The output data sets would appear as if they were connected directly to the processor.



ASSOCIATION LOCATIONS



                                 CHART OMITTED




*  Number and type of DATACOM line
** Association alternative site